UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2021

MY SIZE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37370	51-0394637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HaYarden 4, POB 1026,

Airport City, Israel 7010000

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code +972-3-600-9030

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MYSZ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 26, 2021, My Size, Inc. (the “Company”) entered into securities purchase agreements (the “RD Purchase Agreements”) with several institutional investors (the “Purchasers”), pursuant to which the Company agreed to sell and issue in a registered direct offering (the “Registered Direct Offering”) an aggregate of 2,514,800 of the Company’s shares of common stock (the “RD Shares”) and, in a concurrent private placement, an aggregate of 1,886,100 unregistered warrants to purchase shares of common stock (the “RD Warrants”), at an offering price of $1.352 per share and associated warrant. In addition, the Company entered into security purchase agreements (the “PIPE Purchase Agreements,” and together with the RD Purchase Agreements, the “Purchase Agreements”) with the Purchasers pursuant to which the Company agreed to sell and issue in a private placement (the “PIPE Offering” and together with the Registered Direct Offering, the “Offerings”) an aggregate of 3,772,208 unregistered shares of common stock (the “PIPE Shares”, and together with the RD Shares, the “Shares”) and unregistered warrants to purchase up to an aggregate of 2,829,156 shares of common stock (the “PIPE Warrants” and together with the RD Warrants, the “Warrants”) at the same purchase price as in the Registered Direct Offering. The Warrants will be immediately exercisable and will expire five years from issuance at an exercise price of $1.26 per share, subject to adjustment as set forth therein. The Warrants may be exercised on a cashless basis if there is no effective registration statement registering the shares underlying the warrants.

In connection with the PIPE Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers. Pursuant to the Registration Rights Agreement, the Company will be required to file a resale registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register for resale the shares issuable in connection with the PIPE Offering, including shares issuable upon exercise of the Warrants, within 20 days of the signing date of the PIPE Purchase Agreement (the “Signing Date”), and to have such Registration Statement declared effective within 60 days after the Signing Date in the event the Registration Statement is not reviewed by the SEC, or 90 days of the Signing Date in the event the Registration Statement is reviewed by the SEC. The Company will be obligated to pay certain liquidated damages to the Purchaser if the Company fails to file the Registration Statement when required, fails to cause the Registration Statement to be declared effective by the SEC when required, of if the Company fails to maintain the effectiveness of the Registration Statement.

The Purchase Agreements and the Registration Rights Agreements also contain representations, warranties, indemnification and other provisions customary for transactions of this nature.

Aggregate gross proceeds to the Company in respect of the offerings is approximately $8.5 million, before deducting fees payable to the placement agent and other estimated offering expenses payable by the Company. The Offerings are expected to close on or about October 29, 2021, subject to satisfaction of customary closing conditions.

The Company also entered into a letter agreement (the “Engagement Agreement”) with H.C. Wainwright & Co., LLC (“Wainwright”), pursuant to which Wainwright agreed to serve as the exclusive placement agent for the Company in connection with the Offerings. The Company agreed to pay Wainwright a cash placement fee equal to 7% of the aggregate purchase price for the Shares sold in the Offerings, a management fee of 1% of the aggregate purchase price for the Shares sold in the Offerings, a non-accountable expense allowance of $35,000, up to $50,000 for fees and expenses of legal counsel and clearing expenses of $15,950. Wainwright will also receive placement agent warrants (the “Placement Agent Warrants”) on substantially the same terms as the Purchasers in the Offering in an amount equal to 7% of the aggregate number of Shares sold in the Offerings, or 440,091 shares, at an exercise price of $1.69 per share and a term expiring on October 26, 2026.

The RD Shares to be issued in the Registered Direct Offering will be issued pursuant to a prospectus supplement dated as of October 26, 2021 which will be filed with the SEC, in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-251679), which became effective on December 30, 2020, and the base prospectus dated as of December 30, 2020 contained in such registration statement.

The PIPE Shares, the Warrants, Placement Agent Warrants and the shares underlying the Warrants and Placement Agent Warrants are being offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder. The investors have represented that they are accredited investors, as that term is defined in Regulation D, or qualified institutional buyer as defined in Rule 144(A)(a), and have acquired the PIPE Shares, the Warrants, and the shares underlying the Warrants as principal for their own account and have no arrangements or understandings for any distribution thereof. The offer and sale of the foregoing securities is being made without any form of general solicitation or advertising. The PIPE Shares, Warrants, Placement Agent Warrants and the shares underlying the Warrants and Placement Agent Warrants have not been registered under the Securities Act or applicable state securities laws. Accordingly, such securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation to buy nor shall there be any sale of the shares or warrants in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The foregoing descriptions of the Purchase Agreements, the Registration Rights Agreement, Engagement Letter, the Warrants and Placement Agent Warrants are not complete, and are qualified in their entireties by reference to the full text of such documents, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference herein.

A copy of the opinion of McDermott Will & Emery LLP relating to the validity of the shares of common stock issued in the offering is attached as Exhibit 5.1 hereto.

Warning Concerning Forward Looking Statements

This Current Report on Form 8-K contains statements which constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. These forward looking statements are based upon the Company’s present intent, beliefs or expectations, but forward looking statements are not guaranteed to occur and may not occur for various reasons, including some reasons which are beyond the Company’s control. For example, this Current Report states that the Offerings are expected to close on or about October 29, 2021. In fact, the closing of the Offerings is subject to various conditions and contingencies as are customary in securities purchase agreements in the United States. If these conditions are not satisfied or the specified contingencies do not occur, this offering may not close. For this reason, among others, you should not place undue reliance upon the Company’s forward looking statements. Except as required by law, the Company undertakes no obligation to revise or update any forward looking statements in order to reflect any event or circumstance that may arise after the date of this Current Report.

Item 3.02.	Unregistered Sales of Equity Securities.

The information under Item 1.01 of this Current Report on Form 8-K regarding the PIPE Shares, the Warrants, Placement Agent Warrants and the shares of common stock issuable upon exercise of the Warrants and Placement Agents Warrants is incorporated herein by reference.

Item 8.01.	Other Events.

On October 27, 2021, the Company also issued a press release announcing the Offerings. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

5.1	Opinion of McDermott Will & Emery LLP
10.1	Form of Registered Direct Offering Securities Purchase Agreement, dated October 26, 2021, by and between the Company and the Purchasers
10.2	Form of PIPE Securities Purchase Agreement, dated October 26, 2021, by and between the Company and the Purchasers
10.3	Form of Warrant
10.4	Form of Registration Rights Agreement, dated October 26, 2021, by and between the Company and the Purchasers
10.5	Engagement Agreement
23.1	Consent of McDermott, Will & Emery LLP (included in Exhibit 5.1)
99.1	Press Release, dated October 27, 2021
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MY SIZE, INC.

Date: October 28, 2021	By:	/s/ Ronen Luzon
	Name:	Ronen Luzon
	Title:	Chief Executive Officer